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[LOGO] OF METLIFE

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
MetLife Insurance Company USA                                 Metropolitan Life Insurance Company
MetLife of CT Separate Account Eleven for Variable Annuities  Metropolitan Life Separate Account E
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METLIFE ACCUMULATION ANNUITY
Supplement dated May 1, 2016 to the prospectuses dated May 1, 2016

                       NEW CONTRACT PGR FEE RATE NOTICE

This notice provides the PGR Fee Rate for new purchasers of MetLife Accumulation Annuity variable annuity contracts issued based on applications signed and dated during the effective period referenced below. In order to get the PGR Fee Rate indicated in an effective period, your application must be signed and dated on or before the last day of that effective period. Please speak with your registered representative if you have any questions. This notice should be read in its entirety and kept with the prospectus for future reference.

                               EFFECTIVE PERIOD:

                         MAY 1, 2016 TO JULY 22, 2016

                                 PGR FEE RATE:

                                     1.40%

IN ORDER TO BE ISSUED A CONTRACT WITH THIS PGR FEE RATE, YOUR APPLICATION MUST BE SIGNED AND DATED ON OR PRIOR TO JULY 22, 2016.

The PGR Fee Rate applicable to contracts issued based on applications signed and dated after July 22, 2016 will be published in a supplement filed on or about July 1, 2016.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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